Exhibit 99.1

1998 EQUITY INCENTIVE COMPENSATION PLAN

INCENTIVE STOCK OPTION CONTRACT

INCENTIVE STOCK OPTION CONTRACT dated as of February 28, 2008 by and between SWANK, INC., a Delaware corporation (the "Company"), and John Tulin (the "Optionee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Company's 1998 Equity Incentive Compensation Plan (the "Plan").

W I T N E S S E T H:

The parties to this Agreement hereby agree as follows:

1.      The Company, in accordance with the allotment made by the Company's Board of Directors (the "Board") and subject to the terms and conditions of the Plan, grants to the Optionee an option to purchase an aggregate of 65,000 shares of the Common Stock, $.10 par value per share, of the Company ("Common Stock") at an exercise price of $5.56 per share, being at least equal to 110% of the Fair Market Value of such shares of Common Stock on the date hereof. This option is intended to constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), although the Company makes no representation or warranty as to such qualification.

2.         The term of this option shall be 5 years from the date hereof, subject to earlier termination as provided in this Agreement and in the Plan. This option shall become exercisable as to 25% of the number of shares of Common Stock on the first anniversary of the date hereof, and as to an additional 25% of the number of shares of Common Stock on each of the second, third and fourth anniversaries of the date hereof; provided, that this option shall become immediately exercisable as to 100% of the number of shares of Common Stock subject hereto upon a “Change of Control” (as such term is defined on Exhibit A to this Agreement). The right to purchase shares of Common Stock under this option shall be cumulative, so that if the full number of shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after the expiration of the option. Subject to the foregoing, this option may be exercised in whole or in part and from time to time but prior to the end of the term of the option by giving written notice to the Company at its principal administrative office, presently 656 Joseph Warner Boulevard, Taunton, Massachusetts 02780, Attention: Chief Financial Officer, stating that the Optionee is exercising this incentive stock option, specifying the number of shares purchased, and accompanied by payment of the aggregate purchase price therefor in accordance with Section 3 below. Notwithstanding the foregoing, in no event may a fraction of a share of Common Stock be purchased under this option.

3.         The purchase price of shares purchased hereunder may be paid (a) in cash, (b) by certified check, (c) in the discretion of the Board, with previously acquired shares of Common Stock owned by the Optionee which are not subject to any pledge or other security interest, which have been owned by the Optionee for at least six months prior to the date of exercise, and which have an aggregate Fair Market Value on the date of exercise equal to the aggregate exercise price of all options being exercised, or (d) any combination thereof.

4.         The Optionee may be required by the Company to pay, and the Company shall have the right and is hereby authorized to withhold shares of Common Stock to be issued upon exercise of this option, from any other payment due or transfer made under this option, or from any compensation or other amount owing to the Optionee, the amount (in cash, shares of Common Stock, other securities, other Awards under the Plan, or other property (as determined by the Board in its sole discretion)) of any applicable withholding taxes or other amounts payable in respect of this option, its exercise, or any payment or transfer under this option or under the Plan (including, without limitation, any and all Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of this option or the disposition of the underlying shares of Common Stock), and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes and amounts.

5.         In the event of any disposition of the shares of Common Stock acquired pursuant to the exercise of this option within two years from the date hereof or one year from the date of transfer of such shares to the Optionee, the Optionee shall notify the Company thereof in writing no later than the close of business on the day after such disposition. In addition, the Optionee shall provide the Company on demand with such information as the Company shall reasonably request in connection with determining the amount and character of the Optionee's income, the Company's deduction and its obligation to withhold taxes or other amounts incurred by reason of such disqualifying disposition, including the amount thereof. The Optionee shall pay the Company in cash on demand the amount, if any, which the Company determines is necessary to satisfy such withholding obligation.

6.         Notwithstanding anything herein to the contrary, this option shall not be exercisable by the Optionee unless (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock to be received upon the exercise of this option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. The Optionee hereby represents and warrants to the Company that, unless such a Registration Statement is effective and current at the time of exercise of this option, the shares of Common Stock to be issued upon the exercise of this option will be acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof. In any event, the Optionee shall notify the Company of any proposed resale of the shares of Common Stock issued to him upon exercise of this option. Any subsequent resale or distribution of shares of Common Stock by the Optionee shall be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the sale of shares of Common Stock being sold, or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Optionee shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company (unless waived by the Company) with a favorable written opinion of counsel, in form and substance satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution. Such representations and warranties shall also be deemed to be made by the Optionee upon each exercise of this option. Nothing herein shall be construed as requiring the Company to register the shares subject to this option under the Securities Act or to keep any Registration Statement current or effective.

7.         Notwithstanding anything herein to the contrary, if at any time the Board shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange, The Nasdaq Stock Market, Inc., or under any applicable law, or the consent or approval of any governmental regulatory body or any other Person, is necessary or desirable as a condition to, or in connection with, the issuance of shares of Common Stock hereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

8.         All certificates for shares of Common Stock or other securities issued upon exercise of this option shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the shares of Common Stock or other securities are then listed, any applicable Federal or state laws and/or this Agreement, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.         Nothing in the Plan or herein shall confer upon the Optionee any right to be retained in the employ of the Company or any Affiliate, or interfere in any way with any right of the Company or any Affiliate to terminate such employment at any time for any reason whatsoever without liability to the Company or any such Affiliate.

10.       The Optionee agrees that the Optionee will be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made a part hereof. In the event the employment of the Optionee terminates for any reason other than death or without cause, this option shall terminate contemporaneously therewith. If the Optionee dies while employed by the Company, or the Company shall terminate the employment of the Optionee without cause, this Option may be exercised, in the case of the death of the Optionee, by his legal representatives, and in the case of termination of employment by the Company, by the Optionee, within 30 days after death or such termination, as the case may be, but not thereafter, and in no event after the date this option would otherwise have expired. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

11.       (a) For a period of thirty (30) days after the termination, for any reason, of the Optionee’s employment with the Company, the Company shall have the right to purchase (the “Right to Purchase”) from the Optionee all, but not less than all, of the shares of Common Stock then owned by the Optionee and that shall have been issued hereunder (the “Terminated Employee Shares”) at a purchase price equal to the Fair Market Value of such shares on the date of termination of the Optionee’s employment (the “Purchase Price”).

(b)       The Company shall exercise its Right to Purchase by giving to the Optionee written notice of such exercise in accordance with the provisions of paragraph 11(e) below.

(c)       The closing of any purchase by the Company of Terminated Employee Shares shall take place, unless otherwise agreed by the Company and the Optionee (or, if applicable, the Optionee’s legal representatives), at the New York City office of the Company (presently 90 Park Avenue, New York, New York 10016) at 10:00 A.M. on the fifth business day after the exercise by the Company of its Right to Purchase. At the closing, the Optionee (or, if applicable, the Optionee’s legal representatives) shall deliver to the Company certificates representing the shares of Common Stock to be transferred, duly endorsed in blank or accompanied by stock powers duly signed in blank and such other documents and instruments relating to the purchase by the Company of the Terminated Employee Shares as the Company shall reasonably request (including, without limitation, in respect of the matters referred to in Section 11(d) below). Upon delivery to the transferee of such certificates and, if applicable, such stock powers, the transferee shall pay to the transferor, by check (subject to collection), the Purchase Price.

(d)       The Optionee hereby represents, warrants and covenants in favor of the Company that (i) at the time of consummation of the transactions contemplated by this paragraph 11, the Optionee will own, and the Company will purchase, all right, title and interest in and to all of the Terminated Employee Shares to be sold to the Company by the Optionee pursuant to the Right to Purchase, free and clear of all liens, claims and encumbrances of any kind or nature whatsoever and (ii) no authorization, consent or approval of, or registration or filing with, any governmental authority or any other Person will be required to be obtained or made by the Optionee in connection with the performance by the Optionee of its obligations under this paragraph 11. At the closing of any purchase by the Company of Terminated Employee Shares, the Optionee (or, if applicable, the Optionee’s legal representatives) shall execute and deliver to the Company a representation and warranty to the foregoing effects and as to such other matters as the Company shall request, in each case, among other things, as an inducement to the Company to purchase the Terminated Employee Shares being purchased by the Company.

(e)       Any and all notices or other communications required or permitted to be given under this Section 11 shall be in writing and shall be deemed to have been duly given if given by personal delivery, by certified or registered mail, postage prepaid, return receipt requested, or by facsimile with verified answer back, or by a recognized major overnight delivery service. Any such notice shall be deemed given when personally delivered against written receipt therefor, three (3) Business Days after posting, postage prepaid, in the mails of the United States of America, or upon sending with respect to delivery by facsimile with verified receipt (in each case with the original sent postage prepaid by first class mail), or, with respect to delivery by major overnight delivery service, upon its receipt against written receipt therefor, at the addresses of the Optionee, on the one hand, and the Company, on the other hand, set forth on the signature pages of this Agreement.

12.       The Optionee shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise of this option until the date of the issuance of a stock certificate to the Optionee for such shares. This option may not be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered other than by will or by the laws of descent and distribution (subject to the other provisions herein), and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company and its Affiliates. This option may be exercised, during the lifetime of the Optionee, only by the Optionee, or, if permissible under applicable law, by the Optionee’s legal representatives.

13.       This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to the legal representative of the Optionee's estate.

14        This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to the legal representative of the Optionee's estate.

15.       The validity, construction and the effect of the Plan, any rules and regulations relating to the Plan, and this Agreement, shall be determined in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules thereof, or any other law that would defer to the substantive laws of another jurisdiction.

16.       If any provision of this Agreement is or becomes invalid, illegal, or unenforceable in any jurisdiction of as to any Person, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or, if it cannot be construed or amended without, in the determination of the Board, materially affecting the intent of the Plan or this Agreement, such provision shall be stricken from this Agreement, or as to such jurisdiction or Person and the remainder of the Plan and this Agreement shall remain in full force and effect.

17.       The Optionee agrees that the Company may amend the Plan and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan. Without limiting the foregoing, the Board, in its sole discretion, may at any time make or provide for such adjustments to the Plan, to the number and class of shares available thereunder and to this option as it shall deem appropriate, all in accordance with the provisions of the Plan.

[SIGNATURE PAGE FOR ISO CONTRACT]

IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.

SWANK, INC.

By: ______________________________

Print Name:

Print Title:

Address for Notices:	656 Joseph Warner Boulevard
Taunton, MA 02780
Attention: Chief Financial Officer

__________________________________

John Tulin

__________________________________

Address of Optionee

__________________________________

__________________________________

Optionee's Social Security Number

EXHIBIT A TO ISO CONTRACT

Definition of “Change of Control”

A Change in Control shall be deemed to have occurred if there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof (the "Exchange Act"); (ii) when any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act), except for an employee stock ownership trust (or any of the trustees thereof) of the Company, becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five (25%) percent or more of the Company's then outstanding securities having the right to vote on the election of directors; (iii) during any period of not more than two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (ii), (iv), (v), (vi) or (vii) of this definition whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously approved, cease for any reason to constitute at least seventy-five (75%) percent of the entire Board of Directors; (iv) when a majority of the directors elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by the Company's incumbent Board of Directors; (v) if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least eighty (80%) percent of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; (vi) if the stockholders of the Company approve a plan of complete liquidation of the Company; or (vii) if the stockholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company's assets.